Public Service Enterprise Group PSEG Earnings Conference Call 4 th Quarter and Year-end 2011 February 23, 2012 Exhibit 99.1

Forward-Looking Statement
Readers are cautioned that statements contained in this presentation about our future performance, including future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The
Private Securities Litigation Reform Act of 1995.  When used herein, the words “anticipate”, “intend”, “estimate”, “believe”, “expect”, “plan”, “should”,
“hypothetical”, “potential”, “forecast”, “project”, variations of such words and similar expressions are intended to identify forward-looking statements.  Although we believe that our expectations are based on reasonable assumptions, they are subject to risks and uncertainties and we can give no assurance they will be achieved.  The results or developments projected or predicted in these statements may differ materially from what may actually occur.  Factors which could cause results or events to differ from current expectations include, but are not limited to:
• adverse changes in the demand for or price of the capacity and energy that we sell into wholesale electricity markets,
• adverse changes in energy industry law, policies and regulation, including market structures and a potential shift away from competitive markets toward subsidized market mechanisms, transmission planning and cost allocation rules, including rules regarding how transmission is planned and who is permitted to build transmission in the future, and reliability standards,
• any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators,
• changes in federal and state environmental regulations that could increase our costs or limit our operations,
• changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry, that could limit operations of our nuclear generating units,
• actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site,
• any inability to balance our energy obligations, available supply and trading risks,
• any deterioration in our credit quality, or the credit quality of our counterparties, including in our leveraged leases,
• availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs,
• any inability to realize anticipated tax benefits or retain tax credits,
• changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units,
• delays in receipt of necessary permits and approvals for our construction and development activities,
• delays or unforeseen cost escalations in our construction and development activities,
• any inability to achieve or continue to sustain, our expected levels of operating performance,
• increase in competition in energy markets in which we compete,
• challenges associated with recruitment and/or retention of a qualified workforce,
• adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in discount rates and funding requirements, and
• changes in technology and customer usage patterns.
For further information, please refer to our Annual Report on Form 10-K, including Item 1A. Risk Factors, and subsequent reports on Form 10-Q and Form
8-K filed with the Securities and Exchange Commission.  These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this presentation.  In addition, any  forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date.  While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our internal estimates change, unless otherwise required by applicable securities laws.

GAAP Disclaimer
PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United
States (GAAP).  Operating Earnings is a non-GAAP financial measure that differs from Net Income because it excludes gains or losses associated with
Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and other material one-time items.  PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP.  PSEG believes that the non-GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends.  This information is not intended to be viewed as an alternative to GAAP information. The last slide in this presentation includes a list of items excluded from Income from Continuing Operations to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

PSEG 2011 Q4 and Full Year Review Ralph Izzo Chairman, President and Chief Executive Officer

Q4 Earnings Summary
$ millions (except EPS)
2011 2010
Operating Earnings
$   237 $   303
Reconciling Items, Net of Tax
123      (13)
Income from Continuing Operations
360    290
Discontinued Operations, Net of Tax
- (8)
Net Income
360    282
EPS from Operating Earnings*
$   0.47 $   0.60
Quarter ended December 31
* See page 37 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

Full-year Earnings Summary
$ millions (except EPS)
2011 2010
Operating Earnings
$   1,389 $   1,584
Reconciling Items, Net of Tax
18 (27)
Income from Continuing Operations
1,407 1,557
Discontinued Operations, Net of Tax
96 7
Net Income
1,503 1,564
EPS from Operating Earnings*
$   2.74 $   3.12
For the twelve months ended
December 31
* See page 37 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG – 2011
2011 Earnings at Top End of Guidance
Operating earnings of $2.74 compared with guidance of $2.50 - $2.75
Another Year of Accomplishment, Despite Challenging Market Conditions
Hope Creek Nuclear produced record levels of generation
Record generation from CC fleet demonstrates benefits of diverse fuel mix
Hope Creek and Salem license extensions obtained
PSE&G won its 10
th
consecutive Reliability One Award
PSE&G received NJBPU approval for additional $368 million of capital spend, with supportive recovery mechanisms
Transmission investments received incentive rate treatment
Holdings continues to reduce financial risk through asset sales
Awarded 10-year contract to manage the LIPA electric system
Holdings acquired 25 MW solar project in Arizona
O&M Growth Contained, Focus on Operating Efficiency
Balance Sheet Strengthened, Flexibility Preserved

PSEG – 2012
Operating Earnings Guidance for 2012 of $2.25 - $2.50 per share
Power’s outlook influenced by low price for natural gas
PSE&G benefits from increased investment
Responding to Market Challenges
U.S District Court action proceeding on constitutionality of LCAPP law under Supremacy and Commerce clauses
Foundation for the Future
On pace with Capital Program over 2012-2014
Balance Sheet strong
400 MW of new peaking capacity additions for 2012 in CT and NJ
Common Dividend Raised 3.6% to $1.42 per share
Change in Dividend Policy provides opportunity for growth

2010 Operating Earnings* 2011 Operating Earnings* 2012 Guidance
$2.25 - $2.50E
PSEG – Introducing 2012 Guidance
$3.12
* See page 37 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
$2.74

PSEG 2011 Q4 Operating Company Review Caroline Dorsa EVP and Chief Financial Officer

Q4 Operating Earnings by Subsidiary
Operating Earnings Earnings per Share
$ millions (except EPS)
2011 2010 2011 2010
PSEG Power
$   134  $   212 $   0.27 $   0.42
PSE&G
99 83 0.19 0.16
PSEG Energy Holdings
(1) 5 - 0.01
Enterprise
5 3 0.01 0.01
Operating Earnings*
$   237 $   303 $   0.47 $   0.60
Quarter ended December 31
* See page 37 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

Full-year Operating Earnings by Subsidiary
Operating Earnings Earnings per Share
$ millions (except EPS)
2011 2010 2011 2010
PSEG Power
$   845 $   1,091 $   1.67   $   2.15
PSE&G
521 430 1.03 0.85
PSEG Energy Holdings
5 49 0.01 0.10
Enterprise
18 14 0.03 0.02
Operating Earnings*
$   1,389 $   1,584 $   2.74 $   3.12
For the year ended December 31
* See page 37 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$0.60
(.15)
.03
(.01)
$0.47
0.00
0.35
0.70
PSEG EPS Reconciliation – Q4 2011 versus Q4 2010
Q4 2011
Operating
Earnings*
Q4 2010
Operating
Earnings*
Lower Pricing (.12)
Coal
Optimization .02
Lower Volume (.01)
O&M (.01)
D&A (.02)
Call Premium (.02)
Taxes and Other .01
PSEG Power
Transmission .02
Capital Infrastructure
Investments .01
Weather (.02)
D&A (.01)
Taxes
and Other .03
PSE&G PSEG Energy
Holdings
Lower Asset
Sale Gains,
Taxes and
Other
* See page 37 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$3.12
(.48)
.18
.01
$2.74
(.09)
0.00
0.65
1.30
1.95
2.60
3.25
PSEG EPS Reconciliation – Full-year 2011 versus Full-
year 2010
2011
Operating
Earnings*
2010
Operating
Earnings*
Interest
and Other
Lower Pricing (.36)
Coal Optimization .07
Volume  (.03)
O&M (.07)
D&A (.08)
Call Premium (.02)
Taxes and Other .01
PSEG Power
Transmission .05
Capital Infrastructure
Investments .06
Rate Relief .04
O&M .06
Weather .01
D&A (.03)
Interest (.01)
PSE&G
PSEG Energy
Holdings
Enterprise
Lower Asset Sale
Gains and
Impairment (.05)
Interest, Taxes
and Other (.04)
* See page 37 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG – Meeting Challenges by:
Delivering superior results from our fleet of well
positioned assets
Achieving earnings targets with focus on attaining top
quartile performance across the enterprise
Investing in areas with attractive risk-adjusted returns
that also support system reliability
Maintaining a strong balance sheet
Increasing cash return to shareholders through the
dividend

PSEG Power 2011 Q4 Review

PSEG Power – Q4 2011 EPS Summary
$ millions (except EPS)
Q4 2011 Q4 2010 Variance
Operating Revenues
$  1,493 $  1,575 $  (82)
Operating Earnings
134 212 (78)
NDT Funds Related Activity,
Net of Tax
0 15 (15)
Mark-to-Market, Net of Tax
92 (28) 120
Income from Continuing Operations
226 199 27
Discontinued Operations, Net of Tax
- (8) 8
Net Income
226 191 35
EPS from Operating Earnings*
$    0.27 $   0.42 $  (0.15)
* See page 37 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$0.27
(.05)
(.11)
.01
$0.42
0.00
0.10
0.20
0.30
0.40
0.50
Lower Prices and
Lower Volume
(.06)
Lower Capacity
(.07)
Coal Optimization
.02
PSEG Power EPS Reconciliation – Q4 2011 versus Q4 2010
Q4 2011
operating
earnings*
Q4 2010
operating
earnings*
O&M (.01)
D&A (.02)
Call Premium
(.02)
* See page 37 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
Taxes and
Other

29,571
30,125
10,932
7,937
16,224
15,918
0
30,000
60,000
2010 2011
PSEG Power – Generation Measures
6,993
7,474
3,532
3,830
2,286
897
0
7,500
15,000
2010 2011
Quarter ended December 31
Total Nuclear Total Coal*
Oil & Natural Gas
* Includes figures for Pumped Storage
PSEG Power – Generation (GWh)
12,811
12,201
Twelve months ended December 31
56,727
53,980
-4.8%
-4.8%
+1.9%
-1.9%
+8.4%
+6.9%

Hedging Update…
… our strategy is to hedge our base load generation long term.
Contracted Energy*
* Hedge percentages and prices as of February 9, 2012. Revenues of full requirement load deals based on contract price, including renewable energy credits, ancillary, and transmission components but excluding capacity. Hedges include positions with MTM accounting treatment and options.
Volume TWh 34 34 34
Base Load % Hedged 100% 85-90% 30-35%
(Nuclear and Base Load Coal)
Price $/MWh $59 $53 $57
Volume TWh 19 18 20
Intermediate Coal, Combined % Hedged 35-40% 0 0
Cycle, Peaking
Price $/MWh $59
Volume TWh 53 52 54
Total % Hedged 75-80% 55-60% 20-25%
Price $/MWh $59 $53 $57
2012 2013 2014

PSEG Power – Fuel Costs
Quarter ended December 31
($ millions) 2010 2011
Coal 78 31
Oil & Gas 160 136
Total Fossil 238 167
Nuclear 41 46
Total Fuel Cost 279 213
Total Generation
(GWh)
12,811 12,201
$ / MWh 22 17
PSEG Power – Fuel Costs
Twelve months ended
December 31
($ millions) 2010 2011
Coal 405 302
Oil & Gas 764 666
Total Fossil 1,169 968
Nuclear 164 182
Total Fuel Cost 1,333 1,150
Total Generation
(GWh)
56,727 53,980
$ / MWh 24 21

PSEG Power – Gross Margin Performance
$0
$25
$50
$75
2009 2010 2011
$0
$25
$50
$75
2009 2010 2011
$51
$53
Quarter ended
December 31
Twelve  months ended
December 31
$60
$54
Prices declined with reduction in energy and capacity pricing
Migration volumes in line with expectations, margins influenced by warmer-than-normal weather
Output influenced by weather and compression in dark spreads
Regional Performance
Region
2011 Gross
Margin ($M)
2011 Performance
PJM $2,672
2011 contribution to gross margin
declined by 9.5% versus year ago
reflecting lower pricing and capacity
payments, partly offset by strong
production from nuclear units.
New
England
$92
Bridgeport Harbor hurt by low prices
offset by coal sales.
New York $43
Lower contract prices.
PSEG Power Gross Margin ($/MWh)
$49
$52

Full Requirements Component
Capacity Markets/RPM
Growing Renewable Energy Requirements
Component for Market Risk
Market Perspective – 2012 BGS Auction Results
Note: BGS prices reflect PSE&G Zone
3 Year Average
Round the Clock
PJM West Forward
Energy Price
Capacity
Load shape
Transmission
Congestion
Ancillary services
Risk premium
Green
2005 2006 2007 2008 2009 2010 2011 2012
$44 - $46
$67 - $70 $58 - $60 $68 - $71 $56 - $58 $48 - $50
$65.41
~ $21
$102.51
~ $32
$98.88
~ $41
$111.50
~ $43
$103.72
~ $47
$95.77
~ $47
$45 - $47
~ $48
$94.30
~ $46
$37 - $38
$83.88

PSEG Power – Q4 2011 Operating Highlights
Q4 2011 and full-year output declined by 4.8%
2011 capacity factor for PS share of nuclear fleet at 92.8% with record annual generation production for Hope Creek
Combined cycle output at record level; improvements in forced outage rate
Operations
Regulatory and Market Environment
Financial
2012 BGS auction priced at $83.88/MWh vs. $103.72/MWh for expiring contract
2012 anticipated coal and nuclear output hedged at average price of $59/MWh
Customer migration expanded to approximately 34% at year-end 2011
Power redeemed early $600 million of 6.95% Senior Notes due June 2012 in
December, reducing debt at year-end 2011 to 34% of Power’s capitalization

PSE&G 2011 Q4 Review

PSE&G – Q4 Earnings Summary
$ millions (except EPS)
Q4 2011 Q4 2010 Variance
Operating Revenues
$  1,608 $  1,882 $  (274)
Operating Expenses
Energy Costs
827 1,083 (256)
Operation & Maintenance
358 358 -
Depreciation & Amortization
171 187 (16)
Taxes Other than Income Taxes
31 35 (4)
Total Operating Expenses
1,387 1,663 (276)
Operating Earnings / Net Income
99 83 16
EPS from Operating Earnings*
$  0.19 $  0.16 $  0.03
* See page 37 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$0.19
.03
(.01)
(.02)
.03
$0.16
0.00
0.05
0.10
0.15
0.20
0.25
PSE&G EPS Reconciliation – Q4 2011 versus Q4 2010
Q4 2011
operating
earnings*
Q4 2010
operating
earnings*
Transmission
and Other
Investments
Taxes and
Other
* See page 37 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
D&A
Weather

PSE&G – Q4 Operating Highlights
Annual transmission revenue increase of $94 million effective on January 1, 2012
North East Grid Project received incentive rate treatment and a 25 bp ROE adder
NJBPU reviewing industry response to storm restoration efforts in 2011
PSE&G’s distribution operations earned their authorized return
Operations
Regulatory and Market Environment
Financial
Heating Degree Days 24% below level experienced in 2010 and
18% below normal
O&M remains under control
Focused on maintaining reliability

PSEG Energy Holdings 2011 Q4 Review

PSEG Energy Holdings – Q4 2011 Earnings Summary
$ millions (except EPS)
Q4 2011 Q4 2010 Variance
Operating Earnings
$  (1)   $  5   $  (6)
Lease Transaction Loss
(3) - (3)
Gain on Asset Sale
34 - 34
Net Income
$  30 $  5 $  25
EPS from Operating Earnings*
$ 0.00 $ 0.01 $  (0.01)
* See page 37 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$0.01
(.01)
0.00
0.05
PSEG Energy Holdings EPS Reconciliation – Q4 2011 versus
Q4 2010
Q4 2011
operating
earnings*
Q4 2010
operating
earnings*
2009 Lease
Sales
* See page 37 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
Lower Asset
Sale Gains,
Taxes and
Other
$0.00

PSEG Energy Holdings – Q4 Operating Highlights
Financial
Definitive agreement reached with the IRS that settles the tax treatment for challenged lease transactions (LILO/SILO) for
all tax years
Qwest building sold in December 2011 for gain of $34 million
10-year LIPA management services agreement begins January 2014
Expanded interest in solar with purchase of 25 MW facility for
$75 million
Settlement reached in December 2011 with Dynegy in regard to the lease arrangements for the Roseton and Danskammer facilities leased to subsidiaries of Dynegy Holdings LLC (DH)

PSEG

PSEG Capital Expenditures 2012 - 2014
2012E 2013E 2014E 2012-14E
PSE&G
– Transmission $995 $1,320 $1,200 $3,515
– Distribution $660 $410 $435
– Renewables/EMP $250 $60 $25
Total PSE&G $1,905 $1,790 $1,660 $5,355
Power
– Maintenance $330 $185 $175
– Environmental $70 $95 $80
– Growth $140 $120 $120
Total Power $540 $400 $375 $1,315
Other $45 $40 $30                 $115
Solar $75 $0 $0 $75
Total PSEG $2,565 $2,230 $2,065 $6,860
Spending on transmission represents 51% of total budget and 66%
of PSE&G’s forecast level of spend
Power’s environmental capital expenditures below $100 million/year
$ in Millions; E = Estimate

PSEG Financial Highlights
2012 operating earnings guidance of $2.25 - $2.50 per share
Guidance by operating company
Financial risk associated with LILO/SILO investments eliminated
Financial position strengthened
Dividend increase continues practice of returning cash to shareholders
Debt : Capital ratio remained strong at 41% at year-end 2011
Limited impact of higher pension expense for 2012

PSEG 2012 Operating Earnings Guidance -
PSEG 2012 Operating Earnings Guidance -
By Subsidiary
By Subsidiary
$ millions (except EPS)
2012E 2011A
PSEG Power
$575 – $665 $ 845
PSE&G
$530 – $560 $ 521
PSEG Energy Holdings/Parent
$35 – $45   $ 23
Operating Earnings*
$1,140 – $1,270 $ 1,389
Earnings per Share
$ 2.25 – $ 2.50 $2.74
* See Page 37 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG Liquidity as of December 31, 2011
Expiration Total Available
Company Facility Date Facility Usage Liquidity
($Millions)
PSE&G 5-year Credit Facility Apr-16 $600 $0 $600
5-Year Credit Facility (Power) Dec-12 $1,525 1 $75 $1,450
5-Year Credit Facility (Power) Apr-16 $1,000 $0 $1,000
5-Year Bilateral - (Power) Sep-15 $100 $100 $0
5-year Credit Facility (PSEG) Dec-12 $477 2 $12 $465
5-year Credit Facility (PSEG) Apr-16 $500 $0 $500
Total $4,202 $4,015
$643
PSE&G ST Investment $115
Total Liquidity Available
$4,773
Total Parent / Power Liquidity $4,058
1
Power Facility was reduced by $75 million in 12/2011
2
PSEG Facility was reduced by $23 million in 12/2011
PSEG /
Power
PSEG Money Pool ST Investment

Items Excluded from Income from Continuing Operations to
Reconcile to Operating Earnings
Please see Page 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
2011 2010 2011 2010
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) - $              15 $         50 $           46 $
Gain (Loss) on Mark-to-Market (MTM) (PSEG Power) 92              (28)           107            (1)
Lease Transaction Loss (Energy Holdings) (3)               -              (173)           -
Market Transition Charge Refund (PSE&G) -                 -              -                (72)
Gain on Sale of Qwest Building (Energy Holdings) 34              -              34              -
Total Pro-forma adjustments 123 $          (13) $        18 $           (27) $
Fully Diluted Average Shares Outstanding (in Millions)
507             507          507            507
Per Share Impact (Diluted)
Gain (Loss) on NDT Fund Related Activity (PSEG Power) - $           0.03 $      0.10 $        0.09 $
Gain (Loss) on MTM (PSEG Power) 0.18            (0.06)        0.21           -
Lease Transaction Loss (Energy Holdings) -             -           (0.34)          -
Market Transition Charge Refund (PSE&G) -             -           -             (0.14)
Gain on Sale of Qwest Building (Energy Holdings) 0.06            -           0.06           -
Total Pro-forma adjustments 0.24 $         (0.03) $     0.03 $        (0.05) $
December 31, December 31,
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items Excluded from Continuing Operations to Compute Operating Earnings
(Unaudited)
Pro-forma Adjustments, net of tax
For the Three Months Ended For the Year Ended